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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported): AUGUST 15, 2002



                                LPA HOLDING CORP.
             (Exact name of registrant as specified in its charter)



                       See Table of Additional Registrants



         DELAWARE                     333-56239-01             43-1144353
(State or other jurisdiction of     (Commission File        (I.R.S. Employer
incorporation or organization)          Number)           Identification Number)


                        8717 WEST 110TH STREET, SUITE 300
                           OVERLAND PARK, KANSAS 66210
                                 (913) 345-1250
    (Address and Telephone Number of Registrant's Principal Executive Office)


                             ADDITIONAL REGISTRANTS

                          JURISDICTION OF     COMMISSION        IRS EMPLOYER
        NAME               INCORPORATION      FILE NUMBER     IDENTIFICATION NO.
----------------------    ---------------     -----------     ------------------
La Petite Academy, Inc.      Delaware          333-56239         43-1243221



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ITEM 5. OTHER EVENTS

        As previously disclosed in the Quarterly Report on Form 10-Q for the quarter ended April 6, 2002, La Petite Academy (the "Company") was not in compliance with certain of the financial covenants contained in the Credit Agreement for such quarterly period and had received on May 20, 2002 a limited waiver thereunder through the period ended August 15, 2002. On August 15, 2002, the Company and its parent, LPA Holding Corp., obtained another limited waiver of non-compliance with those financial covenants for such quarter from the requisite lenders under the Credit Agreement. The limited waiver received on August 15 provides that the lenders will not exercise their rights and remedies under the Credit Agreement with respect to such financial covenant non-compliance during the period through September 30, 2002. Consistent with its prior disclosure, the Company continues to expect that it will not be able to comply with certain of the financial covenants contained in the Credit Agreement for the fourth quarter of fiscal 2002. The Company and LPA Holding Corp. expect to continue discussions with the lenders under the Credit Agreement (a) to obtain a permanent waiver of the financial covenant non-compliance for the quarterly period ending April 6, 2002 and (b) to amend its financial covenants, commencing with the quarterly period ending on June 29, 2002, based on the Company's current operating conditions and projections. There can be no assurance that the Company and LPA Holding Corp. will be able to obtain such a permanent waiver and/or amendment to the Credit Agreement. The failure to do so would have a material adverse effect on the Company and LPA Holding Corp.

        Copies of each of the waivers discussed above are attached hereto as Exhibits 10.1 and 10.2, each of which is incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c) Exhibits

Number   Description of Exhibits
------   -----------------------

10.1 First Limited Waiver dated as of May 20, 2002 to Credit Agreement dated as of May 11, 1998, as amended, among LPA Holding Corp., La Petite Academy, Inc., Bank of America, N.A. (formerly known as NationsBank, N.A.) as Administrative Agent, Documentation Agent and Collateral Agent for the Lenders and as Issuing Bank and Swingline Lender and Chase Bank of Texas, National Association, (formerly known as The Chase Manhattan
         Bank) as Syndication Agent.

10.2 Second Limited Waiver dated as of August 15, 2002 to Credit Agreement dated as of May 11, 1998, as amended, among LPA Holding Corp., La Petite Academy, Inc., Bank of America, N.A. (formerly known as NationsBank, N.A.) as Administrative Agent, Documentation Agent and Collateral Agent for the Lenders and as Issuing Bank and Swingline Lender and Chase Bank of Texas, National Association, (formerly known as The Chase Manhattan Bank) as Syndication Agent.


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SIGNATURE
--------------------------------------------------------------------------------
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                LPA HOLDING CORP.

Dated August 20, 2002                           /s/ Judith A. Rogala
                                                --------------------------------
                                                By: Judith A. Rogala

                                                Chief Executive Officer and
                                                duly authorized representative
                                                of the registrant



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SIGNATURE
--------------------------------------------------------------------------------
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                LA PETITE ACADEMY, INC.

Dated August 20, 2002                           /s/ Judith A. Rogala
                                                --------------------------------
                                                By: Judith A. Rogala


                                                Chief Executive Officer and
                                                duly authorized representative
                                                of the registrant


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                                  EXHIBIT INDEX


Exhibit
Number         Description of Exhibits
-------        -----------------------

10.1 First Limited Waiver dated as of May 20, 2002 to Credit Agreement dated as of May 11, 1998, as amended, among LPA Holding Corp., La Petite Academy, Inc., Bank of America, N.A. (formerly known as NationsBank, N.A.) as Administrative Agent, Documentation Agent and Collateral Agent for the Lenders and as Issuing Bank and Swingline Lender and Chase Bank of Texas, National Association, (formerly known as The Chase Manhattan Bank) as Syndication Agent.

10.2 Second Limited Waiver dated as of August 15, 2002 to Credit Agreement dated as of May 11, 1998, as amended, among LPA Holding Corp., La Petite Academy, Inc., Bank of America, N.A. (formerly known as NationsBank, N.A.) as Administrative Agent, Documentation Agent and Collateral Agent for the Lenders and as Issuing Bank and Swingline Lender and Chase Bank of Texas, National Association, (formerly known as The Chase Manhattan
               Bank) as Syndication Agent.